UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 21, 2016

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as an exhibit hereto are a press release and financial tables dated January 21, 2016 issued by Verizon Communications Inc. (Verizon).

Non-GAAP Measures

Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Verizon’s GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Verizon consolidated adjusted operating revenues is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating our operating results and understanding operating trends. Consolidated adjusted operating revenues exclude the historical operating revenues associated with a non-strategic Wireline business divested in the third quarter of 2014.

Verizon consolidated earnings before interest, taxes, depreciation and amortization (Consolidated EBITDA), consolidated EBITDA margin, Wireless Segment EBITDA (Wireless EBITDA), Wireless Segment EBITDA margin (Wireless EBITDA margin), Wireless Segment EBITDA service margin (Wireless EBITDA service margin), Wireline Segment EBITDA (Wireline EBITDA) and Wireline Segment EBITDA margin (Wireline EBITDA margin) are non-GAAP financial measures and do not purport to be alternatives to GAAP items as measures of operating performance. Management believes that these measures are useful to investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude the depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior years, as well as in evaluating operating performance in relation to Verizon’s competitors.

Verizon consolidated adjusted EBITDA (Consolidated Adjusted EBITDA) and consolidated adjusted EBITDA margin are non-GAAP financial measures and do not purport to be alternatives to GAAP items as measures of operating performance. Management believes that these measures provide relevant and useful information to investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expense, equity in earnings (losses) of unconsolidated businesses and other income and (expense), net to net income. Consolidated EBITDA margin is calculated by dividing Consolidated EBITDA by consolidated operating revenues. Consolidated Adjusted EBITDA is calculated by excluding the effect of non-operational items and the impact of divested operations from the calculation of Consolidated EBITDA. Consolidated adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by consolidated adjusted operating revenues.

Wireless EBITDA is calculated by adding back depreciation and amortization expense to Wireless operating income. Wireless EBITDA margin is calculated by dividing Wireless EBITDA by Wireless total operating revenues, and Wireless EBITDA service margin is calculated by dividing Wireless EBITDA by Wireless service revenues. Wireless EBITDA service margin utilizes service revenues in order to capture the impact of providing service to the wireless customer base on an ongoing basis. Service revenues primarily exclude equipment revenues (as well as other non-service revenues). Wireline EBITDA is calculated by adding back depreciation and amortization expense to Wireline operating income, and Wireline EBITDA margin is calculated by dividing Wireline EBITDA by Wireline total operating revenues.

Net Debt and the Net Debt to Adjusted EBITDA Ratio are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating Verizon’s leverage. Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. For purposes of the Net Debt to Adjusted EBITDA Ratio, Adjusted EBITDA is calculated for the last twelve months. Management believes that this presentation assists investors and other users of our financial information in understanding trends that are indicative of future operating results given the non-operational nature of the items excluded from the calculation.

Adjusted Earnings Per Common Share (Adjusted EPS) and Illustrative Adjusted Earnings Per Common Share (Illustrative EPS) are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating our operating results and understanding our operating trends. Adjusted EPS is calculated by excluding the effect of non-operational items from the calculation of reported EPS. Illustrative EPS is calculated by including adjustments for net income attributable to noncontrolling interests, equity in earnings of unconsolidated businesses and interest expense as well as an adjustment for the dilutive effect of share issuances as if Verizon had fully owned Verizon Wireless from January 1, 2014.

Free cash flow is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating cash available to pay debt and dividends. Free cash flow is calculated by subtracting capital expenditures from net cash provided by operating activities. Free cash flow as adjusted for the monetization of tower assets (Free Cash Flow Adjusted for Tower Transaction) is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information as an indicator of cash generated by normal business operations. Free Cash Flow Adjusted for Tower Transaction excludes nonrecurring cash proceeds received as a result of a transaction to monetize tower assets that was completed in the first quarter of 2015.

Consolidated Adjusted EBITDA and Adjusted EPS include pension expenses calculated based on the prior year-end discount rate and expected return on plan assets used during the first three quarters of the year, as opposed to the actual discount rate and return on plan assets, which are not available until December 31 or upon a remeasurement event. Management believes that excluding actuarial gains or losses as a result of a remeasurement provides investors and other users of our financial information with more meaningful sequential and year-over-year quarterly comparisons and is consistent with management’s evaluation of business performance.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated January 21, 2016, issued by Verizon Communications Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: January 21, 2016	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated January 21, 2016, issued by Verizon Communications Inc.